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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


       We consent to the use of our report included herein and to the references to our firm included in the registration statement on Form 11-K for the NCI 401(k) Profit Sharing Plan.


                                   KOLKHORST & KOLKHORST



Houston, Texas                     By: /s/ GARY KOLKHORST
                                      ------------------------------------------
June 29, 1998                         Gary Kolkhorst
                                      Partner